PRUDENTIAL INVESTMENT PORTFOLIOS 3

Prudential Real Assets Fund (the Fund)

Supplement dated September 21, 2015 to the Fund’s Statutory Prospectus (the Prospectus), Dated April 30, 2015

This supplement amends and supersedes any contrary information contained within the Fund’s Prospectus and is in addition to any existing supplement thereto for the Fund. You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, as applicable, and retain it for future reference.

A.	The section “Investments, Risks and Performance – Real Estate, Utilities/Infrastructure, Natural Resources, MLPs, and Fixed-Income Asset Classes” in the summary section of the Fund’s Prospectus is replaced with the following:

Real Estate, Utilities/Infrastructure, Natural Resources, MLPs, and Fixed-Income Asset Classes. The Fund invests in the shares of the named Underlying Prudential Funds to obtain exposure to the real asset classes as noted: real estate (Prudential US Real Estate Fund, Prudential International Real Estate Fund, Prudential Global Real Estate Fund, Prudential Select Real Estate Fund and/or Prudential Real Estate Income Fund), utilities/infrastructure (Prudential Jennison Global Infrastructure Fund and/or Prudential Jennison Utility Fund), natural resources (Prudential Jennison Natural Resources Fund), and MLPs (Prudential Jennison MLP Fund). For the fixed income asset class, QMA may select from the following Underlying Prudential Funds to obtain fixed income exposure in addition to the direct investments made in the fixed income asset class, as further described below: Prudential Short-Term Corporate Bond Fund, Prudential Absolute Return Bond Fund, Prudential Short Duration High Yield Income Fund and Prudential Floating Rate Income Fund. Each Underlying Prudential Fund invests primarily in securities or other instruments suggested by such Underlying Prudential Fund’s name. Each Underlying Prudential Fund is managed by Prudential Investments LLC. Each of the Underlying Prudential Funds that may be used in the fixed income asset class is subadvised by Prudential Fixed Income (PFI), a business unit of Prudential Investment Management, Inc. (PIM). The Prudential US Real Estate Fund, the Prudential International Real Estate Fund, the Prudential Global Real Estate Fund, the Prudential Select Real Estate Fund and the Prudential Real Estate Income Fund are each subadvised by Prudential Real Estate Investors, a business unit of PIM. The Prudential Jennison Utility Fund, the Prudential Jennison Natural Resources Fund and the Prudential Jennison MLP Fund are each subadvised by Jennison Associates LLC. More detailed information appears in the section entitled “More About the Fund’s Investments, Investment Strategies and Risks.”

The Fund invests in the Class Q shares of the named Underlying Prudential Funds. If any Underlying Prudential Fund does not offer Class Q shares, the Fund will invest in Class Z shares of such Underlying Prudential Fund.

B.	The table in the section “More About The Fund’s Investment Strategies, Investments and Risks - Investment Strategies and Investments – Asset Allocation” of the Fund’s Prospectus, is revised to (i) delete the terms “domestic” and “international” under “Asset Class”; and (ii) include the following:

Underlying Prudential Funds
Asset Class	Name of Underlying Prudential Fund	Investment Objective and Investment Strategies of Underlying Prudential Fund
Real Estate	Prudential Global Real Estate Fund(1)	The Fund seeks capital appreciation and income. The Fund normally invests at least 80% of its investable assets in equity-related securities of real estate companies, principally REITs and other real estate securities. The Fund invests globally in real estate investments. Under normal circumstances, the Fund invests in at least three different countries and at least 40% of its total assets in non-US securities. The Fund is non-diversified.
	Prudential Select Real Estate Fund(1)	The Fund seeks capital appreciation and income. The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of real estate companies, principally REITs and other real estate securities. The Fund is non-diversified.
	Prudential Real Estate Income Fund(1)	The Fund seeks income and capital appreciation. The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of real estate companies, principally REITs and other real estate securities. The Fund invests 25% or more of its total assets in real estate securities. The Fund may invest without limit in equity and equity-related securities of non-US real estate companies, including those in emerging markets. The Fund is non-diversified.

(1) The Prudential US Real Estate Fund, the Prudential International Real Estate Fund, the Prudential Global Real Estate Fund, the Prudential Select Real Estate Fund and the Prudential Real Estate Income Fund are each subadvised by Prudential Real Estate Investors, a business unit of Prudential Investment Management, Inc.

LR799